Exhibit 99.1

October Investor Presentation 2013 In_nity Resources Holdings Corp. (Symbol: IRHC)

SEC DISCLAIMER This material may contain forward-looking statements that involve risks, uncertainties, and assumptions. If any such risks or uncertainties materialize or if any of the assumptions prove incorrect, the results of In_nity Resources Holdings Corp. could di_er materially from the results expressed or implied by the forward-looking statements the company makes. All statements other than statements of historical fact could be deemed forward-looking statements, including the following: any projections of product or service availability, earnings, revenues, or other _nancial items; any statements regarding strategies or plans of management for future operations; any statements concerning new, planned, or upgraded services or developments; statements about current or future economic conditions; and any statements of belief. The risks and uncertainties referred to above include, but are not limited to, risks associated with possible _uctuations in _nancial and operating results; rate of growth; interruptions or delays in service; breaches of security measures; the _nancial impact of any previous and future acquisitions; the nature of the company’s business model; ability to continue to release, and gain customer acceptance of, new and improved versions of service; successful customer deployment and utilization of existing and future services; competition; the emerging markets in which the company operates; ability to hire, retain, and motivate employees and manage growth; changes in customer base; technological developments; regulatory developments; litigation related to intellectual property and other matters; and general developments in the economy, _nancial markets, and credit markets. Further information on these and other factors that could a_ect _nancial results is included in the reports and in other _lings the company makes with the Securities and Exchange Commission from time to time. These documents and others containing important disclosures are available in the Financial Information section of http://irhc.com In_nity Resources Holdings Corp. assumes no obligation and does not intend to update these forward-looking statements, except as required by law. Any unreleased services or features referenced in this material, press releases, presentations, or public statements are not currently available and may not be delivered on time or at all. Customers who purchase In_nity Resources Holdings Corp. applications or services should make their purchase decisions based upon features that are currently available. Certain information contained in this material is made available to In_nity Resources Holdings Corp. by third parties. In_nity Resources Holdings Corp. is not responsible for the content of any information made available to it by any third party. In_nity Resources Holdings Corp. disclaims any liability to any person for any delays, inaccuracies, errors, omissions, or defects in any such information or the transmission thereof, or for any actions taken by any person in reliance on such information or any damages arising from or relating to any use of such information. 2 Information prepared by In_nity Resources Holdings Corp. that is included in this material speaks only as of the date that it was prepared. This information

INVESTMENT HIGHLIGHTS In_nity Resources Holdings Corp. (IRHC: OTC BB) Provides innovative and market leading solutions to a large addressable market Proven business model; reference customers include some of the largest companies in the world _Leverages a national footprint and sizable commodity stream _Asset-light business model requires minimal capital investment Multiple driving forces behind expected future margin expansion Well received story as business aligns with corporate responsibly and green movements 3

CORPORATE OVERVIEW RESOURCE MANAGEMENT GROUP Collectively, In_nity’s portfolio of sustainability companies covers the full spectrum of the recycling life cycle, providing innovative waste reduction and land_ll diversion solutions for recycling and proper disposal of commercial and consumer waste streams. 4

CORPORATE UPDATE: AQUISITION OF QUEST July 2013, In_nity Resources Holdings The combination of Quest, it’s Corp. purchased the remaining 50% management team, and the additional interest in Quest Resource marketing reach of Earth911 should open Management Group, LLC to add to 50% new markets for the combined interest already owned by Earth911, organization. In addition, the integration Inc., a subsidiary of In_nity. of management and facilities brings the opportunity for synergies and greater Brian Dick, Chief Executive O_cer of Quest, has been appointed as pro_tability. President and Chief Executive O_cer -Brian Dick, CEO and a Director of In_nity.

QUEST OVERVIEW High growth technology-enabled services company Leader in managed waste providing one-stop recycling solution across the entire waste stream Over $55B market opportunity Revenue growth of 48% CAGR from $3M in 2007 (inception) to $131M in 2012 Asset light, highly scalable, _exible business model Highly visible, repeat revenues from Fortune 500 customer base Experienced executive team Sustainability e_orts are becoming integrated into the corporate fabric of a growing number of large and midsized companies Strong brand equity with multiple awards across Recycling, Environmental Services and Sustainability markets and Inc. Magazine Track record of sustained organic growth within accounts through broadening of services o_ered and locations served 6

EARTH 911, INC. OVERVIEW Earth911, Inc. is positioned as The Recycling Authority Key O_erings: The consumer lifestyle website Earth911.com, focusing on: Low waste living Do-it-Yourself projects Actionable (non-activist) environmental ideas The largest, most accurate proper disposal directory in the U.S. 360 searchable materials 1.6 million recycling opportunities Syndicated via Earth911.com, 1-800-CLEANUP, iRecycle and through partner websites as Data as a Service Recycling mobile search application

RESOURCE MANAGEMENT GROUP Summary

QUEST OPERATIONAL SNAPSHOT Coverage in all 50 states, Puerto Rico and Canada Manages recycling programs at over 14,800 client locations every month 100% customer retention Leverages over 3,500 permitted partners 30,000 continuously trained professionals 24,000 trucks 600 recycling facilities 2012 key metrics Recycled over 1.6 billion pounds of materials in 2012 Achieved over 99% land_ll diversion Managed over 20 LEED® certi_cation, energy modeling and building commissioning projects 96% of calls answered in less than 10 seconds 9 RESOURCE MANAGEMENT GROUP

QUEST GROWTH ANNUAL REVENUE TREND 2012 2008-2012 Total Revenues $130.62 (in millions) 2011 $121.89 $87.92 2010 $87.92 2009 $39.44 2008 $27.13

MARKET SIZE Quest’s total initial target market is $2.5 billion. U.S. Municipal Solid Waste Management Scenarios 2008 vs. 2030 $55 billion U.S. waste management industry (thousand of tons) Waste collection: $34 billion 60,770 95,020 diversion Transporting & processing waste and recyclables: $6 recycled 170,294 billion Waste disposal: $13 billion 22,100 diversion 95,020 composted 170,294 Waste-to-energy: $2 billion 135,190 “Economics, public opinion and government mandates disposal 152,431 land_ll 46,563 will increasingly demand that more value is recovered from our waste materials.” 31,550 disposal 31,550 incinaration 31,550 “Municipalities are moving forward with diversion programs-in many cases motivated by state mandates. 2008 data 2030 “business as usual” 2030 “green scenario” And leading solid waste companies will continue the environmental process of re-branding themselves as businesses that LEADER Environmental & Energy Managment News also extract value from the materials they collect.” 11 Sources: http://www.wastebusinessjournal.com/overview.htm, _http://ebionline.org/updates/1244-us-solid-waste-industry-reaches-55-billion-in-revenues-innovative-conversion-technologies-poised-to-shake-up-

MARKET OVERVIEW OVERVIEW _Comprehensive sustainability, recycling and waste management programs Maximize value of recyclables and lower costs _Network of pre-approved collection and recycling companies Take advantage of regional marketplaces One point of contact for all service needs INDUSTRIES SERVED _Automotive Industrial Municipal Fleet Hospitality Foodservice Healthcare Multi family apartment O_ce buildings SOLUTIONS Used Oil/Used Oil Filters Scrap Tires Industrial Cleaning Hazardous Waste Electronic Waste Universal Waste (Batteries, Mercury, Lights, etc.) Parts Cleaners _Plastics , Cardboard, _and Glass Cooking Oils And_Grease Traps Municipal Solid Waste _Sustainability Strategic Planning _Carbon, Waste, Water Footprint analysis Tracking And Reporting LEED®, Green Globes Energy Modeling PROGRAM GOALS Maximize value of recyclable commodities Environmental sustainability Liability protection and environmental compliance Centralized point of contact Accurate tracking of clients’ Key Performance Indicators 12

KEY MATERIALS RECYCLED ANNUALLY Over 22 million gallons of motor oil 815 million pounds of food waste Over 15 million pounds of oil _lters 158 million pounds of meat 13 8.6 million gallons of used cooking oil Over 15 million scrap tires

TARGET SEGMENTS Cardboard, Scrap Plastics, Solid Emission Green Business Segment Motor Oil Tires Grease Rendering Organics E-waste Glass Waste Sustainablility Reduction Building automotive services retail services providers trucking & _eet car rental companies big box retailers grocery retailers manufacturers packaging heavy & industrial hospitality 1Includes car dealerships, tire dealerships, quick lubes and automotive service franchises 14

MARKET SHARE & OPPORTUNITY Quest currently has a 5% market share of its initial target market and a 0.2% market share of the total market opportunity Market Size 2012 Quest Revenue Market Share ($ in millions) ($ in millions) Top 50 grocery store chains $668 $80 12% Top100 dealership groups $25 $6 23% Top 100 _eets $470 $43 9% Top 100 universities $5 - 0% Top 100 REITs $43 - 1% Top 100 school districts $63 - 0% Top 100 manufacturering $1205 $1 0% Total in top 100 $2,478 $130 5% Total market size1 $55,000 $130 0.2% 15 1 Waste Business Journal, 2012

BUSINESS MODEL Revenue Sources _Recycling and Waste management - Fees for hauling, disposal or related services Quest waste management services - Fees for professional and administrative services - Commodity sales and rebates from waste with monetized value $ - Contracts may have a shared savings component Sustainability, LEED and Energy E_ciency consulting - Audits, analysis, planning, project management Other waste management services _Procurement - New or recycled materials, tanks, containers, _eet maintenance products Contracts _Evergreen or multi year

ORGANIC & ACQUISITION GROWTH STATEGY Increase revenue and maximize speed to Robust, scalable and _exible Information market by acquiring companies with proven Technology infrastructure will allow expertise and robust customer base Quest to provide leading, innovative solutions and e_ectively manage clients’ needs Accelerate growth of customer Mix of current customers ACQUISITION contracts acquired by leveraging penetration, customer the Quest “system” vertical, services and geographic expansion ORGANIC INFORMATION GROWTH TECHNOLOGY

Summary

EARTH 911.COM 6,618,422 Visitors year to date 26,064,494 Page views 4.32 Average page views per visit 13,000 plus Local municipalities and counties with recycling data 1,600,000 Material pro_les

EARTH911.COM DEMOGRAPHICS AGE HOUSEHOLD EDUCATION 37% INCOME 23% 15% 53% 47% 34% 34% 18-24 25-34 35-54 $50 K $50 K NO COLLEGE COLLEGE CHILDREN IN GENDER HOUSEHOLD ETHNICITY caucasion hispanic 9% 6% african american 79% asian 4% 35% 65% 58% NO KIDS 20

BIOS Brian S. Dick has served as President, Chief Executive O_cer, and director of our company since July 2013. Mr. Dick took Quest from a startup company in 2007 to a growing, vibrant enterprise with over $130 million in revenue in less than _ve years. Mr. Dick was a Ernest &Young Entrepreneur of the year _nalist in 2013. The company was named one of the fastest growing companies by Inc. 5000 twice in a row, ranked 6th in the DFW area for fastest growing businesses by SMU and received the coveted AT&T’s Sustainability Supplier award. Mr. Dick served as Vice President - Southeast Region of Atlantic Industrial Services, Inc., an industrial waste management and environmental contracting services company, from September 2001 to March 2007. From March 1998 to September 2001, Mr. Dick served as Regional Health and Safety Manager of Safety-Kleen Systems, Inc., an environmental services company. Laurie L. Latham has served as Chief Financial O_cer of our company since January 2013. SVP and Chief Financial O_cer since January 2013. Ms. Latham is a senior executive with the ability to e_ectively operate and collaborate in an entrepreneurial environment, to translate complex ideas to simple terms for operational and informational purposes and to apply strong interpersonal and negotiating skills in developing customer and business relationships. Her operational and _nancial experience spans public and private entities including over 20 years within technology driven businesses. In addition, Ms. Latham has been in public practice with national and regional accounting _rms, including KPMG Peat Marwick, and her earlier career experience included roles within the oil and gas, real estate, and agricultural industries. Ms. Latham is a Certi_ed Public Accountant.

In nity Resources Holdings Corp. 6175 Main Street, Suite 420 Frisco, Texas 75034 877.321.1811 Main http: www.in nityresourcesholdingscorp.com www.questrmg.com www.earth911.com Brian Dick Chief Executive O cer BrianD QuestRMG.com Laurie Latham Chief Financial O cer LaurieL QuestRMG.com 22

In_nity Resources Holdings Corp. 6175 Main Street, Suite 420 Frisco, Texas 75034 877.321.1811 – Main http://www.in_nityresourcesholdingscorp.com www.questrmg.com www.earth911.com